UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 19, 2008

TradeStation Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	000-31049	650977576
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8050 SW 10th Street, Suite 4000, Plantation, Florida		33324
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(954) 652-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

TradeStation Group, Inc. ("TradeStation Group" or the "Company") reported its financial results for its fourth quarter and year ended
December 31, 2007. The Company also released, along with its results, a Business Outlook for the 2008 first quarter and full year. A copy of the Company's press release issued on February 19, 2008 concerning the foregoing results and the Business Outlook for 2008 is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(c)

Ex-99.1: Press Release dated February 19, 2008 concerning 2007 Q4 Earnings

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TradeStation Group, Inc.

February 19, 2008	By:	/s/ David Fleischman

Name: David Fleischman
Title: Chief Financial Officer, Vice President of Finance and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 19, 2008 concerning 2007 Q4 Earnings